Exhibit 10.2

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of July 30, 2012 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this "Agreement"), made by and among Shoreline Memory Inc., an Ontario corporation ("Shoreline"), and Shoreline Capital Management Ltd., an Ontario corporation (“Capital”), (Capital together with Shoreline, collectively the “Grantor”) in favor of Dataram Corporation, a New Jersey corporation (the “Secured Party”), under that certain Convertible Senior Promissory Note (the “Senior Note”) dated as of the date hereof. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Senior Note.

WHEREAS, pursuant to the Senior Note, the Secured Party has made Loans and other Advances to the Grantor (the "Loans"), evidenced by the Senior Note (as amended, supplemented or otherwise modified from time to time) made by the Grantor and payable to the order of the Secured Party; and

WHEREAS, it is a condition to the obligations of the Secured Party to make the Loans under the Senior Note that the Grantor (a) grant a first priority security interest in the Collateral (as defined below) in favor of the Secured Party, to secure the payment and performance of all of the Secured Obligations and (b) execute and deliver this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Definitions.

(a)     Unless otherwise specified herein, all references to Sections and Schedules herein are to Sections of this Agreement.

(b)     Unless otherwise defined herein, terms used herein that are defined in the PPSA shall have the meanings assigned to them in the PPSA.

(c)     For purposes of this Agreement, the following terms shall have the following meanings:

"Collateral" has the meaning set forth in Section 2

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"Event of Default" has the meaning set forth in the Senior Note.

"First Priority" means, with respect to any lien and security interest purported to be created in any Collateral pursuant to this Agreement, such lien and security interest is the most senior lien and security interest to which such Collateral is subject, excluding Permitted Liens (which Permitted Liens may rank pari passu to the First Priority lien and security interest).

“Permitted Lien” means any one or more of the following with respect to the Collateral:

(a)     liens for taxes, assessments or governmental charges or levies not at the time due and delinquent or the validity of which are being contested in good faith by proper legal proceedings;

(b)     the lien of any judgment rendered or claim filed which is being contested in good faith by proper legal proceedings;

(c)     undetermined or inchoate liens and charges incidental to construction or current operations which have not at such time been filed pursuant to law or which relate to obligations not yet due or delinquent;

(d)     the lien or security interest resulting from the deposit of cash or securities in connection with contracts, tenders or expropriation proceedings, or to secure workers’ compensation, surety or appeal bonds, costs of litigation when required by law and public and statutory obligations, liens or claims incidental to construction, mechanics’, warehouseman’s, carriers’ and other similar liens;

(e)     security given to a public utility or any municipality or governmental or other public authority when required by such utility or other authority in connection with the operations of the Grantor, all in the ordinary course of its business;

(f)     the lien or security interest on any inventory (and Proceeds thereof) hereafter or previously acquired by the Grantor granted to secure the indebtedness of the Grantor for the acquisition price of such inventory (including any costs of delivery and installation), or the repayment of moneys borrowed to pay such acquisition price, or to secure any extension, renewal or replacement of such indebtedness;

(g)     the lien or security interest on any receivables of the Grantor (and Proceeds thereof) arising out of the sale of any inventory; or

(h)     any other lien or security interest approved in writing by the Secured Party.

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"PPSA" means the Personal Property Security Act (Ontario) together with any regulations thereunder, in each case as in effect from time to time. References to sections of the PPSA shall be construed to also refer to any successor sections.

"Perfection Certificate" has the meaning set forth in Section 7.

"Proceeds" means "proceeds" as such term is defined in the PPSA and, in any event, shall include, without limitation, all dividends or other income from the Collateral, collections thereon or distributions with respect thereto.

"Secured Obligations" has the meaning set forth in Section 3

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"Transaction Documents" means this Agreement, the Senior Note, Master Services Agreement, Stock Purchase Agreement, Shareholders Agreement, Warrant Agreement and all other documents and agreements executed in connection with the transactions contemplated thereunder.

2.     Grant of Security Interest. The Grantor hereby pledges and grants to the Secured Party, for its benefit and hereby creates a continuing First Priority lien and security interest in favor of the Secured Party, for its benefit in and to all of its right, title and interest in and to all property and rights of the Grantor, wherever located, whether now existing or hereafter from time to time arising or acquired (collectively, the "Collateral"), including but not limited to the following:

(a)     all of its Accounts;

(b)     all Real Property and Fixtures;

(c)     all of its Commercial Tort Claims;

(d)     all of its Deposit Accounts;

(e)     all of its General Intangibles and all recourse, indemnification, repurchase and other rights of the Grantor thereunder);

(f)     all Goods, including, without limitation, Inventory and Equipment;

(g)     all of its Investment Property (including all of its Securities and Securities Accounts);

(h)     all of letters of credit, Letter-of-Credit Rights, Instruments, Promissory Notes and Chattel Paper (including electronic chattel paper and tangible Chattel Paper);

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(i)     all contracts, contract rights, Chattel Paper, Instruments and Documents of the Grantor;

(j)     all rights, claims or choses in action of the Grantor;

(k)     all of the Grantor’s interest in insurance policies and bonds held by the Grantor (whether singly or jointly);

(l)     all money or other assets of the Grantor that now or hereafter come into the possession, custody, or control of the Secured Parties;

(m)     all of the Grantor’s books and records (including customer lists, credit files, computer print outs, and other computer materials and records of the Grantor) pertaining to the Collateral;

(n)     all accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (a) through (m) above, including proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

(o)     the Proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, books and records, Deposit Accounts, Equipment, Fixtures, General Intangibles, Inventory, Investment Property, Negotiable Collateral, Supporting Obligations, money, or other real or personal, tangible or intangible Property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof; together with all assets and interests in assets and proceeds thereof now owned or hereafter acquired by the Secured Parties in or upon which a lien is granted under any of the Transaction Documents.

3.     Secured Obligations. The Secured Parties’ security interest in the Collateral shall secure the payment and performance of the following (all such obligations, liabilities, sums and expenses set forth in this Section 3 being herein collectively called the "Secured Obligations"):

(a)     the obligations of the Grantor from time to time arising under the Senior Note, this Agreement or otherwise with respect to the due and punctual payment of (i) the principal of and premium, if any, and interest on the Loans (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, attorneys' fees and disbursements, reimbursement obligations, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Grantor under the Senior Note or this Agreement; and

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(b)     all other agreements, duties, indebtedness, obligations and liabilities of any kind of the Grantor under the Senior Note or this Agreement, in each case whether now existing or hereafter arising, whether evidenced by a note or other writing, whether allowed in any bankruptcy, insolvency, receivership or other similar proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several.

4.     Permitted Financing: Notwithstanding any other provision of this agreement or the Senior Note, the Senior Note and this agreement and the lien and security interest created under this agreement shall not prevent the Grantor from granting a Permitted Lien described in paragraphs (f) or (g) of the definition of Permitted Lien (a “Permitted Lender’s Lien”) or from borrowing under any facility secured by that Permitted Lender’s Lien, provided that Grantor obtains the prior written consent of the Secured Party which consent shall not be unreasonably withheld. Any such Permitted Lien, whether given before or after the execution and delivery of this agreement, shall rank pari passu or subordinate to the lien and security interest created under this agreement. If requested by any holder of a Permitted Lender’s Lien, the Secured Party agrees to give written confirmation that the lien and security interest created under this agreement is pari passu to such Permitted Lender’s Lien, in such form as may reasonably be requested by the holder of the Permitted Lender’s Lien.

5.     Perfection of Security Interest and Further Assurances.

(a)     The Grantor shall, from time to time, as may be required by the Secured Parties with respect to all Collateral, take all actions as may be requested by the Purchaser to perfect the security interest of the Secured Party in the Collateral, including, without limitation, with respect to all Collateral over which control may be obtained within the meaning of the PPSA, section 201 of the federal Electronic Signatures in Global and National Commerce Act and, as the case may be, section 16 of the Uniform Electronic Transactions Act, as applicable. The Grantor shall take all actions as may be requested from time to time by the Secured Party so that control of such Collateral is obtained and at all times held by the Secured Party, for its benefit. All of the foregoing shall be at the sole cost and expense of the Grantor.

(b)     The Grantor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by the PPSA of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including any financing or continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Grantor hereunder, without the signature of the Grantor where permitted by law, including the filing of a financing statement describing the Collateral as all assets now owned or hereafter acquired by the Grantor, or words of similar effect. The Grantor agrees to provide all information required by the Secured Party pursuant to this Section promptly to the Secured Party.

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(c)     The Grantor hereby further authorizes the Secured Party to file with the United States Patent and Trademark Office and the United States Copyright Office (and any successor office and any similar office in any state of the United States or in any other country) this Agreement and other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Grantor hereunder, without the signature of the Grantor where permitted by law.

(d)     Subject to the requirements of anyone who holds a Permitted Lien as those requirements relate to the security granted under the Permitted Lien, if the Grantor shall at any time hold or acquire any certificated securities, Promissory Notes, tangible Chattel Paper, negotiable documents or warehouse receipts relating to the Collateral, the Grantor shall indorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

(e)     Subject to the requirements of anyone who holds a Permitted Lien as those requirements relate to the security granted under the Permitted Lien, if any Collateral is at any time in the possession of a bailee, the Grantor shall promptly notify the Secured Party thereof and, at its request and option, shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of the Secured Party and the bailee agrees to comply, without further consent of the Grantor, at any time with instructions of the Secured Party as to such Collateral.

(f)     The Grantor agrees that at any time and from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder, for its benefit, or under any other agreement with respect to any Collateral.

6.     Permitted Dispositions: Until an Event of Default has occurred and the lien and security interest created under this agreement shall have become enforceable, the Grantor shall be entitled to:

(a)     collect and, where necessary, enforce the collection of all amounts due or to become due to the Debtor under any account; and

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(b)     sell, lease, license, consign or otherwise dispose of inventory or of any obsolete, worn out, damaged or otherwise unsuitable equipment forming part of the Collateral, in the ordinary course of the Grantor’s business and for the purpose of carrying on the same.

7.     Representations and Warranties. The Grantor represents and warrants as follows:

(a)     It has previously delivered to the Purchaser a certificate signed by the Grantor and entitled "Perfection Certificate" ("Perfection Certificate"), and that: (i) the Grantor's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (ii) the Grantor is an organization of the type, and is organized in the jurisdiction, set forth in the Perfection Certificate, (iii) the Perfection Certificate accurately sets forth the Grantor's organizational identification number (or accurately states that the Grantor has none), the Grantor's place of business (or, if more than one, its chief executive office), and its mailing address, (iv) all other information set forth on the Perfection Certificate relating to the Grantor is accurate and complete and (v) there has been no change in any such information since the date on which the Perfection Certificate was signed by the Grantor.

(b)     All information set forth on the Perfection Certificate relating to the Collateral is accurate and complete and there has been no change in any such information since the date on which the Perfection Certificate was signed by the Grantor.

(c)     The Grantor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

(d)     At the time the Collateral becomes subject to the lien and security interest created by this Agreement, the Grantor will be the sole, direct, legal and beneficial owner thereof, free and clear of any lien, security interest, encumbrance, claim, option or right of others except for the security interest created by this Agreement or any Permitted Lien.

(e)     The pledge of the Collateral pursuant to this Agreement creates a valid and perfected First Priority security interest in the Collateral, securing the payment and performance when due of the Secured Obligations.

(f)     It has full power, authority and legal right to borrow the Loans and pledge the Collateral pursuant to this Agreement.

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(g)     Each of this Agreement and the Senior Note has been duly authorized, executed and delivered by the Grantor and constitutes a legal, valid and binding obligation of the Grantor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to equitable principles (regardless of whether enforcement is sought in equity or at law).

(h)     No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the borrowing of the Loans and the pledge by the Grantor of the Collateral pursuant to this Agreement or for the execution and delivery of the Senior Note and this Agreement by the Grantor or the performance by the Grantor of its obligations thereunder.

(i)     The execution and delivery of the Senior Note and this Agreement by the Grantor and the performance by the Grantor of its obligations thereunder, will not violate any provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to the Grantor or any of its property, or the organizational or governing documents of the Grantor or any agreement or instrument to which the Grantor is party or by which it or its property is bound.

(j)     The Grantor has taken all action required on its part for control (as defined in the PPSA, section 201 of the federal Electronic Signatures in Global and National Commerce Act and, as the case may be, section 16 of the Uniform Electronic Transactions Act, as applicable) to have been obtained by the Secured Party, for its benefit, over all Collateral with respect to which such control may be obtained pursuant to the PPSA. No person other than the Secured Party has control or possession of all or any part of the Collateral.

8.     Voting, Distributions and Receivables.

(a)     The Secured Party agrees that unless an Event of Default shall have occurred and be continuing, the Grantor may, to the extent the Grantor has such right as a holder of the Collateral consisting of securities, other Equity Interests or indebtedness owed by any obligor, vote and give consents, ratifications and waivers with respect thereto, except to the extent that, in the Secured Party's reasonable judgment, any such vote, consent, ratification or waiver could detract from the value thereof as Collateral or which could be inconsistent with or result in any violation of any provision of the Senior Note or this Agreement, and from time to time, upon request from the Grantor, the Secured Party shall deliver to the Grantor suitable proxies so that the Grantor may cast such votes, consents, ratifications and waivers.

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(b)     The Secured Party agrees that the Grantor may, unless an Event of Default shall have occurred and be continuing, receive and retain all dividends and other distributions with respect to the Collateral consisting of securities, other Equity Interests or indebtedness owed by any obligor.

(c)     If any Event of Default shall have occurred and be continuing, the Secured Party may, or at its request, the Grantor shall, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Secured Party.

9.     Covenants. The Grantor covenants as follows:

(a)     The Grantor will not, without providing at least thirty (30) days' prior written notice to the Secured Party, change its legal name, identity, type of organization, jurisdiction of organization, corporate structure, location of its chief executive office or its principal place of business or its organizational identification number. The Grantor will, prior to any change described in the preceding sentence, take all actions reasonably requested by the Secured Party to maintain the perfection and priority of the Secured Parties' security interest in the Collateral.

(b)     The Collateral, to the extent not delivered to the Secured Party pursuant to Section 5, will be kept at those locations listed on the Perfection Certificate and the Grantor will not remove the Collateral from such locations without providing at least thirty (30) days' prior written notice to the Purchaser. The Grantor will, prior to any change described in the preceding sentence, take all actions reasonably required by the Secured Party to maintain the perfection and priority of the Secured Party’s security interest in the Collateral.

(c)     The Grantor shall, at its own cost and expense, defend title to the Collateral and the First Priority lien and security interest of the Secured Party therein against the claim of any person claiming against or through the Grantor and shall maintain and preserve such perfected First Priority security interest for so long as this Agreement shall remain in effect.

(d)     The Grantor will not sell, offer to sell, dispose of, convey, assign or otherwise transfer, grant any option with respect to, restrict, or grant, create, permit or suffer to exist any mortgage, pledge, lien, security interest, option, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever on, any of the Collateral or any interest therein, except as expressly provided for in the Senior Note or this agreement or with the prior written consent of the Secured Party.

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(e)     The Grantor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon. The Grantor will permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time, wherever located.

(f)     The Grantor will pay promptly when due all taxes, assessments, governmental charges, and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement.

(g)     Except for direct shipments to the end user, Inventory shall be maintained at locations designated by the Secured Party. Inventory for direct shipments to the end user may be maintained at locations designated by the Grantor, and if required, at locations under the control of the Secured Party.

10.     Secured Party Appointed Attorney-in-Fact. The Grantor hereby appoints the Secured Party the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time during the continuance of an Event of Default in the Secured Party's discretion to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement (but the Secured Party shall not be obligated to and shall have no liability to the Grantor or any third party for failure to do so or take action). This appointment, being coupled with an interest, shall be irrevocable. The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

11.     Secured Party May Perform. If the Grantor fails to perform any obligation contained in this Agreement, the Secured Party may itself perform, or cause performance of, such obligation, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Grantor; provided that the Secured Party shall not be required to perform or discharge any obligation of the Grantor.

12.     Reasonable Care. The Secured Party shall have no duty with respect to the care and preservation of the Collateral beyond the exercise of reasonable care. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to any claims, the nature or sufficiency of any payment or performance by any party under or pursuant to any agreement relating to the Collateral or other matters relative to any Collateral, whether or not the Purchaser has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Nothing set forth in this Agreement, nor the exercise by the Secured Party of any of the rights and remedies hereunder, shall relieve the Grantor from the performance of any obligation on the Grantor's part to be performed or observed in respect of any of the Collateral.

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13.     Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

(a)     The Secured Party, for its benefit, without any other notice to or demand upon the Grantor, may assert all rights and remedies of a secured party under the PPSA or other applicable law, including, without limitation, the right to take possession of, hold, collect, sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose of all or any portion of the Collateral. If notice prior to disposition of the Collateral or any portion thereof is necessary under applicable law, written notice mailed to the Grantor at its notice address as provided in Section 17 hereof ten (10) days prior to the date of such disposition shall constitute reasonable notice, but notice given in any other reasonable manner shall be sufficient. So long as the sale of the Collateral is made in a commercially reasonable manner, the Secured Party may sell such Collateral on such terms and to such purchaser(s) as the Secured Party in its absolute discretion may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind other than that necessary under applicable law. Without precluding any other methods of sale, the sale of the Collateral or any portion thereof shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of creditors disposing of similar property. At any sale of the Collateral, if permitted by applicable law, the Secured Party may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of the Collateral or any part thereof payable at such sale. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by it or them of any rights hereunder. The Grantor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Secured Party or any custodian may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither of the Secured Party nor any custodian shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto.

(b)     All rights of the Grantor to (i) exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 8(a) and (ii) receive the dividends and other distributions which it would otherwise be entitled to receive and retain pursuant to Section 8(b), shall immediately cease, and all such rights shall thereupon become vested in the Secured Party, for its benefit, which shall have the sole right to exercise such voting and other consensual rights and receive and hold such dividends and other distributions as Collateral.

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(c)     Any cash held by the Secured Party as Collateral and all cash Proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in whole or in part by the Secured Party to the payment of expenses incurred by the Secured Party in connection with the foregoing, including reasonable attorneys' fees, and the balance of such proceeds shall be applied or set off against all or any part of the Secured Obligations in such order as the Secured Party shall elect. Any surplus of such cash or cash Proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus. The Grantor shall remain liable for any deficiency if such cash and the cash Proceeds of any sale or other realization of the Collateral are insufficient to pay the Secured Obligations and the fees and other charges of any attorneys employed by the Secured Party to collect such deficiency.

(d)     If the Secured Party shall determine to exercise its rights to sell all or any of the Collateral pursuant to this Section, the Grantor agrees that, upon request of the Secured Party, the Grantor will, at its own expense, do or cause to be done all such acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

14.     No Waiver and Cumulative Remedies. The Secured Party shall not by any act (except by a written instrument pursuant to Section 16), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

15.     Security Interest Absolute. All rights of the Secured Party hereunder, and all Secured Obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of:

(a)     any illegality or lack of validity or enforceability of any Secured Obligation or any related agreement or instrument;

(b)     any change in the time, place or manner of payment of, or in any other term of, the Secured Obligations, or any rescission, waiver, amendment or other modification of the Senior Notes, this Agreement or any other agreement, including any increase in the Secured Obligations resulting from any extension of additional credit or otherwise;

(c)     any taking, exchange, substitution, release, impairment or non-perfection of any Collateral or any other collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for all or any of the Secured Obligations;

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(d)     any manner of sale, disposition or application of proceeds of any Collateral or any other collateral or other assets to all or part of the Secured Obligations;

(e)     any default, failure or delay, wilful or otherwise, in the performance of the Secured Obligations;

(f)     any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, the Grantor against the Secured Party; or

(g)     any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Loans or any existence of or reliance on any representation by the Secured Party that might vary the risk of the Grantor or otherwise operate as a defense available to, or a legal or equitable discharge of, the Grantor or any other grantor, guarantor or surety.

16.     Amendments. None of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by the Grantor therefrom shall be effective unless the same shall be in writing and signed by the Secured Party and the Grantor, and then such amendment, modification, supplement, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

17.     Addresses For Notices. All notices and other communications provided for in this Agreement shall be in writing and shall be given in the manner and become effective as set forth in the Senior Note, and addressed to the respective parties at their addresses as specified on the signature pages hereof or as to either party at such other address as shall be designated by such party in a written notice to each other party.

18.     Continuing Security Interest; Further Actions. This Agreement shall create a continuing First Priority lien and security interest in the Collateral and shall subject to Section 19, remain in full force and effect until payment and performance in full of the Secured Obligations.

19.     Termination; Release. On the date on which all Secured Obligations have been paid and performed in full and all commitments of the Secured Parties to lend or make any extensions of credit shall have terminated or waived, the Secured Party will, at the request and sole expense of the Grantor, (a) duly assign, transfer and deliver to or at the direction of the Grantor (without recourse and without any representation or warranty) such of the Collateral as may then remain in the possession of the Secured Party, together with any monies at the time held by the Secured Party hereunder, and (b) execute and deliver to the Grantor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement.

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20.     Governing Law; Jurisdiction. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement (except, as to the Senior Note, as expressly set forth therein) and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of New Jersey, without regard to the conflicts of law provisions of the State of New Jersey, or of any other state. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY CLAIM, ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY NEW JERSEY STATE COURT OR UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW JERSEY AND WAIVES ANY OBJECTION TO THE VENUE OF THE AFORESAID COURTS.

21.     Assignment. This Agreement shall (i) be binding upon the Grantor, its respective successors and assigns and (ii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and each of their successors, transferees and assignees; provided that the Grantor may not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Party. Except for the holder of a Permitted Lien, no other Persons (including any other creditor of the Grantor) shall have any interest herein or any right or benefit with respect hereto.

22.     Severability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, all other provisions shall remain effective and binding on the parties hereto.

23.     Counterparts; Entire Agreement. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., "pdf" or "tif") format shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement constitutes the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SHORELINE CAPITAL MANAGEMENT LTD, as Grantor	SHORELINE MEMORY INC., as Grantor
By: /s/ Trevor Folk Name: Trevor Folk Title: President Address for Notices: Suite 103, 145 King Street West, Toronto, Ontario M5W 1J8

By     /s/ Trevor Folk

Name: Trevor Folk

Title: President

Address for Notices:

Suite 103, 145 King Street West, Toronto, Ontario M5W 1J8

DATARAM CORPORATION, as Secured Party

By       /s/ John H. Freeman

Name: John H. Freeman

Title: President and CEO

Address for Notices:

777 Alexander Road, Suite 100

Princeton, NJ 08540

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